POWER OF ATTORNEY


	Know all persons by these presents, that

Gerard J. DeMuro
whose signature appears below constitutes and

appoints Tommy R. Augustsson, David R. Breen, Michelle S. DiCintio, Mark
L.
Haley, Margaret N. House, and David A. Savner and each of them, as his/her true and lawful attorney-in-fact and agent, with full and several power of substitution and with authority to act alone, for him/her and in his/her name, place and stead, in any and all capacities, to:


	(1)	execute for
and on behalf of the undersigned Forms 3, 4, and 5 and any amendments and supplements to those forms in accordance with Section
16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;


	(2)	do and
perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and any amendments and supplements to those forms and file such form with the United States Securities and Exchange
Commission and any other
authority; and

	(3)	take any other action
of any type whatsoever in
connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion, granting unto said attorney-in-fact
and agent full power and authority
to do and perform each and every act
and thing requisite and necessary to
be done in and about the premises,
as fully to all intents and purposes as
they or he/she might or could do
in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his/her or their substitute or substitutes may lawfully do or cause to be done by virtue thereof.


	This Power of Attorney
is continuing and shall remain in effect so long as the undersigned is an officer or director of General Dynamics
Corporation, a Delaware
corporation, unless the undersigned executes and delivers to the
Secretary of General Dynamics Corporation a written revocation of this
Power of Attorney.

	The undersigned acknowledges
that each
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.


Date: 25 September, 2002			/s/Gerard J.

DeMuro	__________________________________



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